UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
May 14, 2008

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations
Item 1.01.	Entry into a Material Definitive Agreement
(a)
At the Registrant’s Annual Meeting held on May 14, 2008, 16,300,997 of the 16,736,613 shares eligible to vote were present in person or represented by proxy.  Of the voting shares, 14,251,353 (96.2%) were cast in favor of the amended and restated Frozen Food Express Industries, Inc. 2005 Non-Employee Director Restricted Stock Plan (as Restated Effective April 1, 2008).  The amendment has the effect of increasing the number of shares of Common Stock that may be issued under the plan by 50 thousand shares.  The amended and restated plan is filed herewith as exhibit 10.1.

Item 1.02.	Termination of a Material DefinitiveAgreement
(a)
Concurrent with the adoption of the amended and restated 2005 Non-Employee Director Restricted Stock Plan described at Item 1.01 of this report, the Registrant cancelled its previous 2005 Non-Employee Director Restricted Stock Plan filed as Exhibit 10.2 to Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2005.

Section 8- Other Events
Item 8.01	Other Events
(a)
Effective May 14, 2008, the Registrant’s Board of Directors declared a quarterly cash dividend of $.03 per share of the Registrant’s Common Stock to be paid on June 13, 2008 to shareholders of record as of May 26, 2008.

(b)
At the annual meeting described in Item 1.01(a) above, S. Russell Stubbs was re-elected as a Class I director, as were Barrett D. Clark and Leroy Hallman.  Each Class I Director was elected to serve until the 2011 Annual Meeting.  There are currently nine Directors.  Brian R. Blackmarr, W. Mike Baggett and Thomas G. Yetter are Class II Directors, whose terms will expire at the 2009 Annual Meeting.  Stoney M. Stubbs, T. Michael O’Connor and Jerry T. Armstrong are Class III Directors, whose terms will expire at the 2010 Annual Meeting.

(c)
A meeting of the Registrant’s Board of Directors was reconvened after the adjournment of the Annual Meeting, at which time the Board of Directors took the following actions:

Re-elected the persons named below to their indicated positions as Executive Officers of the Company.  Each person named below was elected to serve until the 2009 annual meeting, or until their successor is named by the Board of Directors.  No other aspect of any Executive Officer’s position with the Company has changed, including but not limited to compensation arrangements.
-Stoney M. Stubbs, Jr., Chairman, President and Chief Executive Officer (Principal Executive Officer)
-S. Russell Stubbs, Senior Vice President and Chief Operating Officer
-Thomas G. Yetter, Senior Vice President, Treasurer, and Chief Financial Officer (Principal Financial and Accounting Officer)
-Leonard W. Bartholomew, Corporate Secretary

              Re-elected the following directors to the indicated committees for the ensuing year:
                                Compensation Committee
                                       Brian Blackmarr, Chairman
                                       W. Mike Baggett
                                       Barrett D. Clark
                                       Leroy Hallman
                                Audit Committee
                                       Jerry T. Armstrong, Chairman
                                       W. Mike Baggett
                                       Leroy Hallman
                                       T. Michael O’Connor
                                Nominating Committee
                                      Barrett D. Clark, Chairman
                                      Brian Blackmarr

(d)
The company's 2005 Non-Employee Director Stock Plan provides that each non-employee director is to be awarded restricted shares at each annual meeting.  Restricted share awards vest ratably over a three-year term beginning on the date of award.  Accordingly, 2,576 shares of restricted stock were awarded to the following persons at the 2008 annual meeting:

Director	Award Date	No. of Shares	Price ($)
-Jerry Armstrong	May 14, 2008	2,576	7.61
-W. Mike Baggett	May 14, 2008	2,576	7.61
-Brian Blackmarr	May 14, 2008	2,576	7.61
-Barrett D. Clark	May 14, 2008	2,576	7.61
-Leroy Hallman	May 14, 2008	2,576	7.61
-T. Michael O’Connor	May 14, 2008	2,576	7.61

Section 9-Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
The following exhibit is furnished pursuant to Item 9.01 of this Current Report on Form 8-K.
10.1 Amended and restated 2005 Non-Employee Director Restricted Stock Plan (as Restated Effective April 1, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: May 16, 2008	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Exhibit Title
10.1	Amended and restated 2005 Non-Employee Director Restricted Stock Plan (as Restated Effective April 1, 2008).